                                       AIM
                                ADVISOR FLEX FUND

                                 [COVER IMAGE]

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1998


                             INVEST WITH DISCIPLINE
                         -- Registratered Trademark --

                                [ COVER IMAGE ]

          ------------------------------------------------------------

                 THE CIRCUS BY GEORGES PIERRE SEURAT, 1859-1891,

                FRENCH ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST

                FAMOUS PAINTINGS, THE CIRCUS FEATURES A GRACEFUL

               RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE

               THE MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS

              PAINSTAKINGLY EXECUTED. SEURAT PIONEERED A TECHNIQUE

                 CALLED "POINTILLISM" USING TINY BRUSHSTROKES OF

               CONTRASTING COLORS. SEURAT PLANNED HIS PAINTINGS TO

               THE LAST DETAIL AND CAREFULLY PLACED EACH DOT, MUCH

              THE SAME WAY A FUND MANAGER CHOOSES THE STOCKS FOR A

                 PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A

                             HARMONIOUS COMPOSITION.

          ------------------------------------------------------------

AIM Advisor Flex Fund is for shareholders who seek to achieve a high total return on investment through capital appreciation and current income through investments in a combination of equity securities and fixed and variable income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $2.07 per share for Class B and C shares, $2.23 per share for Class A shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Flexible Portfolio Index represents an average of the performance of the 30 largest funds in the flexible portfolio fund category. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Lehman Aggregate Bond Index is an unmanaged index generally considered to be representative of corporate debt securities.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                 YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.


 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM ADVISOR FLEX FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997,
   [PHOTO OF        and this optimism early in 1998 led several market indexes
  Charles T.        to all-time highs in spring and early summer. However, the
    Bauer,          year was to bring two particularly serious financial shocks,
 Chairman of        first the debt default by Russia, and later the gathering
 the Board of       crisis in Brazil, which devalued its currency shortly after
   THE FUND         the fiscal year closed. The result was another year of
 APPEARS HERE]      significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                    Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                       ----------------------------------

                              . . . WE ARE PLEASED

                                TO NOTE THAT MOST

                            MUTUAL FUND SHAREHOLDERS

                            REMAINED COOL HEADED AND

                            DID NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                       ----------------------------------


                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

ALLOCATION STRATEGY HELPS FUND WEATHER
VOLATILE MARKET

THIS YEAR WAS PARTICULARLY TURBULENT FOR BOTH EQUITY AND FIXED-INCOME MARKETS. HOW DID THE FUND PERFORM?
The Fund reported solid earnings in a year of intense volatility. Its Class C shares produced a total annual return of 12.41%, while Class A shares had a total annual return of 13.26%. Class B shares were introduced on March 3, 1998, and reported a cumulative return of 7.25% since their inception. The Fund's net assets rose from $628 million a year ago to $720 million as of December 31, 1998.

HOW WOULD YOU CHARACTERIZE MARKET CONDITIONS OVER THE FISCAL YEAR?
We would describe 1998 as a market with three definite phases: bull, decline, bull. During the first stage, from January to mid-July, the market climbed, spurred by strong economies in the United States and Europe. But by summer these good sentiments began to disintegrate. In July the market entered its second phase, abruptly declining. By August, market indexes such as the Dow plunged. A convergence of international problems triggered the downturn: Currency devaluation occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluation. Fears of a global credit crunch then spread to Latin America. Markets there plunged as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt. The down market spurred a "flight to quality," as investors turned away from riskier securities such as small-cap stocks and high-yield bonds. Seeking a safe haven, they turned to the liquidity of large-cap stocks and U.S. Treasuries.
    The third phase came in October as markets stabilized and rallied, encouraged by a series of interest rate cuts. Over the course of seven weeks, the U.S. Federal Reserve Board lowered the key federal funds rate from 5.50% to 4.75%. The three cuts triggered an astounding market rally. By the end of the fiscal year, major stock and bond indexes reported impressive total returns: the S&P 500, up 28.6%; the Lehman Aggregate Bond Index, up 8.7% and 30-year U.S. Treasuries, up 17.1%.

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets
                                                                     [Pie Chart]
================================================================================
PERCENTAGE OF HOLDINGS
--------------------------------------------------------------------------------

Cash Equivalents         2.27%

Corporate Notes          6.17%

U.S. Government         12.81%

Common Stocks           78.75%

NUMBER OF HOLDINGS:       134

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We maintained our high weighting in stocks throughout the fiscal year. Our asset allocation as of December 31, 1998, was 79% stocks, 19% government and corporate bonds.
    Our asset allocation decisions are based on the expected return on stock investments compared to the expected earnings on bond investments. Historically, the spread between the expected returns of these investments has averaged about 3%. When that spread widened, we gradually shifted the portfolio to emphasize stocks. This occurred in October, and we increased our equities to about 80% of the portfolio. Our model proved beneficial for Fund shareholders as the equity market had a tremendous rally in the fourth quarter, and the fund was well positioned to take advantage of it.


                       ----------------------------------

                         OUR ASSET ALLOCATION DECISIONS

                           ARE BASED ON THE EXPECTED

                          RETURN ON STOCK INVESTMENTS

                            COMPARED TO THE EXPECTED

                         EARNINGS ON BOND INVESTMENTS.

                       ----------------------------------

          See important Fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

    The fixed-income portion of the portfolio was dedicated mostly to government bonds, with a minor position in corporate securities. U.S. Treasuries were the undisputed fixed-income leaders in 1998 in a classic case of supply and demand. The investor flight to quality during market upheavals drove up demand for Treasuries, particularly among foreign investors. At the same time, supply diminished as the U.S. government, faced with a budget surplus for the first time in decades, issued fewer Treasury securities. Meanwhile, corporate bonds were less attractive in 1998 as earnings growth slowed across broad sectors of the market.

WHAT STOCKS OR SECTOR WEIGHTINGS HELPED THE FUND'S PERFORMANCE?
The Fund's largest sector weighting was in computer hardware manufacturers, particularly PC market leaders IBM and Compaq. Their respective stock prices doubled over the course of the fiscal year. Our other top technology position was EDS, the world's largest data-processing company. A leader in corporate outsourcing, EDS has benefited from the need for corporations to fix the so-called "millennium bug." The computer glitch requires older computers and software to be re-programmed to recognize the year 2000. Technology stocks powered the stock market rally in the fourth quarter, and the Fund benefited from the great performance.
    Besides technology stocks, our other major holdings include pharmaceutical companies Merck, Mylan Laboratories, American Home Products and Abbott Laboratories. Earnings growth for major U.S. drug companies has been strong in recent years for several reasons, including expedited product approval by the Federal Drug Administration, growing demand from an aging population, and the recent success of new drugs.
    Because of its value orientation, the Fund bought economically sensitive stocks during the fourth quarter because their prices were low relative to the market as a whole. Our purchases included consumer cyclical stocks (retailers, auto-related companies, household furnishings), capital goods stocks (manufacturing and machinery) and financial services stocks (banks and insurance firms).

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

=================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
  1. International Business             2.05%            1. Computers (Hardware)            4.99%
     Machines Corp.                                      2. Banks (Major Regional)          3.90
  2. Compaq Computer Corp.              1.75             3. Oil (International Integrated)  3.76
  3. Merck & Co., Inc.                  1.54             4. Electric Companies              3.75
  4. Nucor Corp.                        1.50             5. Telephone                       3.62
  5. Mylan Laboratories, Inc.           1.42             6. Health Care                     3.31
  6. American Home Products Corp.       1.41                (Drugs-Major Pharmaceuticals)
  7. Electronic Data Systems Corp.      1.40             7. Financial (Diversified)         3.01
  8. Anheuser-Busch Companies, Inc.     1.37             8. Machinery (Diversified)         2.96
  9. Abbott Laboratories                1.36             9. Health Care (Diversified)       2.77
 10. Hanson PLC - ADR (United Kingdom)  1.35            10. Manufacturing (Diversified)     2.73

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=================================================================================================

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN GENERAL?
We expect continued volatility in the stock markets, perhaps as much as we experienced in 1998. At the same time, we're optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. With global markets experiencing weakness and the U.S. economy expanding more slowly, many companies may find it difficult to produce earnings growth.
    For the fixed-income markets, a slowdown in the U.S. economy could benefit government bonds, because it could lead to more interest rate cuts. At the same time, corporate bonds could suffer if the economy slows and earnings falter. As with stock markets, we expect another year of intense volatility.
    Our asset allocation model continues to support a high concentration in stocks. But should the performance differences between stocks and bonds change significantly during the year, we remain prepared to adjust the Fund's allocation as needed.

          See important Fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR FLEX FUND VS. BENCHMARK INDEXES

2/24/88-12/31/98

--------------------------------------------------------------------------------
                      AIM              S&P 500           LIPPER FLEXIBLE
                      ADVISOR FLEX,    INDEX             PORTFOLIO FUND INDEX
                      CLASS C SHARES
--------------------------------------------------------------------------------

2/24/88               10,000           10,000            10,000

12/31/88              10,357           10,721            10,324

12/31/89              12,143           14,113            12,104

12/31/90              11,941           13,676            12,217

12/31/91              14,901           17,835            15,510

12/31/92              16,053           19,192            16,388

12/31/93              17,736           21,124            18,474

12/31/94              17,850           21,402            17,980

12/31/95              22,723           29,437            22,223

12/31/96              25,816           36,193            25,357

12/31/97              31,919           48,264            29,983

12/31/98              35,881           62,055            34,935
================================================================================

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS C SHARES

Inception (2/24/88)  12.49%
10  years            13.23
 5  years            15.13
 1  year             11.41*
*12.41% excluding sales charges

CLASS A SHARES

Inception (12/31/96) 15.48%
  1 year              7.03**
**13.26% excluding sales charges

CLASS B SHARES

Inception (3/3/98)   2.40%***

***cumulative total return since inception, 7.25% excluding sales charges

================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class B and C shares will differ from Class A shares due to differences in sales charge structure and Fund expenses.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THESE CHARTS
The chart compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 2/24/88-12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 is representative of the stock market only while a portion of AIM Advisor Flex Fund is invested in the bond market. An index of funds such as the Lipper Flexible Portfolio Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar) and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the U.S., the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes

                                  ------------

                                      THE

                                     BEIGE

                                      BOOK

                                  ------------


WHAT IS THE BEIGE BOOK?
The Beige Book report is published about two weeks before each FOMC meeting. The report contains anecdotal data on current economic conditions in each Federal Reserve Bank district, summarizing the information by district and sector. Interviews with key business people, economists, market experts and other sources supply the details for the report. You can find out more about the Fed's Beige Book and other interesting topics by visiting the Fed's Web site at www.bog.frb.fed.us.



                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?

The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash that a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*
7/3/98-12/31/98

================================================================================
1998 DJIA            DOW Close
--------------------------------------------------------------------------------
7/10/98              9,105.74
7/17/98              9,337.97
7/24/98              8,937.36
7/31/98              8,883.29
8/7/98               8,598.02
8/14/98              8,425
8/21/98              8,533.66
8/28/98              8,051.68
9/4/98               7,640.25
9/11/98              7,795.5
9/18/98              7,895.66
9/25/98              8,028.77
10/2/98              7,784.69
10/9/98              7,899.52
10/16/98             8,416.76
10/23/98             8,452.29
10/30/98             8,592.1
11/6/98              8,975.46
11/13/98             8,919.59
11/20/98             9,159.55
11/27/98             9,333.08
12/4/98              9,016.14
12/11/98             8,821.76
12/18/98             8,903.63
12/24/98             9,217.99
12/31/98             9,181.43
================================================================================

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

                             AIM ADVISOR FLEX FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-78.75%

AEROSPACE/DEFENSE-2.03%

Boeing Co. (The)                        110,000   $  3,588,751
--------------------------------------------------------------
Lockheed Martin Corp.                    60,000      5,085,000
--------------------------------------------------------------
Precision Castparts Corp.               135,000      5,973,750
--------------------------------------------------------------
                                                    14,647,501
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.81%

Archer-Daniels-Midland Co.              341,250      5,865,235
--------------------------------------------------------------

AIRLINES-0.50%

Southwest Airlines Co.                  160,000      3,590,001
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.03%

Cooper Tire & Rubber Co.                160,000      3,270,001
--------------------------------------------------------------
Genuine Parts Co.                       210,000      7,021,875
--------------------------------------------------------------
Snap-on Inc.                            125,000      4,351,562
--------------------------------------------------------------
                                                    14,643,438
--------------------------------------------------------------

AUTOMOBILES-1.02%

Ford Motor Co.                          125,000      7,335,938
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.96%

Bank One Corp.                          121,500      6,204,094
--------------------------------------------------------------
National City Corp.                     100,000      7,250,000
--------------------------------------------------------------
Wachovia Corp.                           90,000      7,869,375
--------------------------------------------------------------
                                                    21,323,469
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.92%

BankAmerica Corp.                       110,000      6,613,751
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.37%

Anheuser-Busch Companies, Inc.          150,000      9,843,751
--------------------------------------------------------------

CHEMICALS-0.95%

Dow Chemical Co. (The)                   75,000      6,820,312
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.24%

Great Lakes Chemical Corp.              100,000      4,000,000
--------------------------------------------------------------
Morton International, Inc.              200,000      4,900,000
--------------------------------------------------------------
                                                     8,900,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.99%

Compaq Computer Corp.                   300,000     12,581,250
--------------------------------------------------------------
Hewlett-Packard Co.                     125,000      8,539,062
--------------------------------------------------------------
International Business Machines
  Corp.                                  80,000     14,780,000
--------------------------------------------------------------
                                                    35,900,312
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.14%

Computer Associates International,
  Inc.                                  125,000      5,328,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Electronic Data Systems Corp.           200,000   $ 10,050,000
--------------------------------------------------------------
                                                    15,378,125
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.17%

SUPERVALU, Inc.                         300,000      8,400,000
--------------------------------------------------------------

ELECTRIC COMPANIES-3.30%

Edison International                    200,000      5,575,000
--------------------------------------------------------------
Entergy Corp.                           300,000      9,337,500
--------------------------------------------------------------
GPU, Inc.                               200,000      8,837,500
--------------------------------------------------------------
                                                    23,750,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

General Electric Co.                     75,000      7,654,687
--------------------------------------------------------------
Rockwell International Corp.            110,000      5,341,875
--------------------------------------------------------------
                                                    12,996,562
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.38%

W.W. Grainger, Inc.                      65,500      2,726,437
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.72%

Raytheon Co.-Class A                    100,000      5,168,750
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.01%

American General Corp.                  110,000      8,580,000
--------------------------------------------------------------
MGIC Investment Corp.                   150,000      5,971,875
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        100,000      7,100,000
--------------------------------------------------------------
                                                    21,651,875
--------------------------------------------------------------

FOODS-1.43%

H.J. Heinz Co.                           50,000      2,831,250
--------------------------------------------------------------
Unilever N.V.-ADR-New York Shares
  (Netherlands)                          90,000      7,464,375
--------------------------------------------------------------
                                                    10,295,625
--------------------------------------------------------------

FOOTWEAR-0.41%

Reebok International Ltd.(a)            200,000      2,975,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.77%

Abbott Laboratories                     200,000      9,800,000
--------------------------------------------------------------
American Home Products Corp.            180,000     10,136,250
--------------------------------------------------------------
                                                    19,936,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.42%

Mylan Laboratories, Inc.                325,000     10,237,500
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.31%

Lilly (Eli) & Co.                        50,000      4,443,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Merck & Co., Inc.                        75,000   $ 11,076,562
--------------------------------------------------------------
Schering-Plough Corp.                   150,000      8,287,500
--------------------------------------------------------------
                                                    23,807,812
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.03%

Columbia/HCA Healthcare Corp.           300,000      7,425,000
--------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.77%

Whirlpool Corp.                         100,000      5,537,500
--------------------------------------------------------------

HOUSEWARES-0.31%

Fortune Brands, Inc.                     70,000      2,213,750
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.09%

Loews Corp.                              80,000      7,860,000
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.38%

Ohio Casualty Corp.                     150,000      6,168,750
--------------------------------------------------------------
Old Republic International Corp.        200,000      4,500,000
--------------------------------------------------------------
SAFECO Corp.                            150,000      6,440,625
--------------------------------------------------------------
                                                    17,109,375
--------------------------------------------------------------

INSURANCE BROKERS-0.97%

Marsh & McLennan Co.                    120,000      7,012,500
--------------------------------------------------------------

IRON & STEEL-1.50%

Nucor Corp.                             250,000     10,812,500
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-2.96%

Caterpillar, Inc.                       100,000      4,600,000
--------------------------------------------------------------
Deere & Co.                             100,000      3,312,500
--------------------------------------------------------------
Dover Corp.                             100,000      3,662,500
--------------------------------------------------------------
Hanson PLC-ADR (United Kingdom)         250,000      9,750,000
--------------------------------------------------------------
                                                    21,325,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.73%

Illinois Tool Works, Inc.                75,000      4,350,000
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    75,000      5,334,375
--------------------------------------------------------------
Norsk Hydro A.S.A.-ADR (Norway)         125,000      4,273,437
--------------------------------------------------------------
Textron, Inc.                            75,000      5,695,312
--------------------------------------------------------------
                                                    19,653,124
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.17%

Federal Signal Corp.                    160,000      4,380,000
--------------------------------------------------------------
York International Corp.                100,000      4,081,250
--------------------------------------------------------------
                                                     8,461,250
--------------------------------------------------------------

METALS MINING-0.74%

Phelps Dodge Corp.                      105,000      5,341,875
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-3.76%

Exxon Corp.                             100,000      7,312,500
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 150,000      8,193,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             125,000   $  5,984,375
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Argentina)                           200,000      5,587,500
--------------------------------------------------------------
                                                    27,078,125
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.56%

Westvaco Corp.                          150,000      4,021,875
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.47%

IKON Office Solutions, Inc.             400,000      3,425,000
--------------------------------------------------------------

PUBLISHING-0.08%

R.H. Donnelley Corp.                     40,000        582,500
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.73%

Gannett Co., Inc.                        80,000      5,295,000
--------------------------------------------------------------

RAILROADS-0.72%

CSX Corp.                               125,000      5,187,500
--------------------------------------------------------------

RESTAURANTS-1.06%

McDonald's Corp.                        100,000      7,662,500
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.63%

Lowe's Companies, Inc.                  100,000      5,118,750
--------------------------------------------------------------
Sherwin-Williams Co.                    225,000      6,609,375
--------------------------------------------------------------
                                                    11,728,125
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.24%

Dillards, Inc.                          150,000      4,256,250
--------------------------------------------------------------
J.C. Penney Co., Inc.                   100,000      4,687,500
--------------------------------------------------------------
                                                     8,943,750
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

Rite Aid Corp.                          100,000      4,956,250
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.53%

Kmart Corp.(a)                          250,000      3,828,125
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.29%

Toys "R" Us, Inc.(a)                    125,000      2,109,375
--------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER)-0.88%

Dun & Bradstreet Corp.                  200,000      6,312,500
--------------------------------------------------------------

SPECIALTY PRINTING-0.89%

Deluxe Corp.                            175,000      6,398,437
--------------------------------------------------------------

TELEPHONE-3.62%

Ameritech Corp.                          65,000      4,119,375
--------------------------------------------------------------
Bell Atlantic Corp.                     140,000      7,953,750
--------------------------------------------------------------
British Telecommunications PLC-ADR
  (United Kingdom)                       60,000      9,101,250
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                              100,000      4,868,750
--------------------------------------------------------------
                                                    26,043,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TEXTILES (APPAREL)-1.74%

Liz Claiborne, Inc.                     175,000   $  5,523,437
--------------------------------------------------------------
VF Corp.                                150,000      7,031,250
--------------------------------------------------------------
                                                    12,554,687
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.48%

Unifi, Inc.(a)                          175,000      3,423,437
--------------------------------------------------------------

TOBACCO-1.75%

Gallaher Group PLC-ADR (United
  Kingdom)                              110,000      2,990,625
--------------------------------------------------------------
Philip Morris Companies, Inc.           180,000      9,630,000
--------------------------------------------------------------
                                                    12,620,625
--------------------------------------------------------------

WASTE MANAGEMENT-1.30%

Browning-Ferris Industries, Inc.        150,000      4,265,625
--------------------------------------------------------------
Waste Management, Inc.                  108,750      5,070,468
--------------------------------------------------------------
                                                     9,336,093
--------------------------------------------------------------
    Total Common Stocks (Cost
      $367,668,273)                                567,066,547
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE NOTES-6.17%

AUTOMOBILES-0.57%

Ford Motor Co., Notes,
  7.50%, 11/15/99                    $  750,000   $    763,778
--------------------------------------------------------------
  6.50%, 08/01/18                     3,250,000      3,341,747
--------------------------------------------------------------
                                                     4,105,525
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.94%

National City Corp., Sub Notes,
  7.20%, 05/15/05                     1,000,000      1,070,191
--------------------------------------------------------------
Nationsbank Corp., Sr. Notes,
  5.375%, 04/15/00                    1,550,000      1,549,442
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     4,000,000      4,164,400
--------------------------------------------------------------
                                                     6,784,033
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

First Union Corp., Unsec. Sub.
  Notes, 6.40%, 04/01/08              3,000,000      3,145,320
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.51%

Anheuser Busch Co., Unsec. Notes,
  5.375%, 09/15/08                    3,700,000      3,710,323
--------------------------------------------------------------

CHEMICALS-0.14%

Eastman Chemical, Notes, 6.375%,
  01/15/04                            1,000,000        997,400
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.44%

Motorola Inc., Notes, 6.50%,
  03/01/08                            3,000,000      3,174,600
--------------------------------------------------------------

CONSUMER FINANCE-0.85%

Beneficial Corp., Medium Term
  Notes, 6.625%, 09/27/04             3,000,000      3,092,760
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01             $3,000,000   $  3,007,020
--------------------------------------------------------------
                                                     6,099,780
--------------------------------------------------------------

ELECTRIC COMPANIES-0.45%

Penn Power & Lighting, First
  Mortgage Notes,
  6.875%, 02/01/03                    1,000,000      1,063,350
--------------------------------------------------------------
  6.55%, 03/01/06                     1,900,000      2,002,619
--------------------------------------------------------------
Union Electric, First Mortgage
  Notes, 6.75%, 10/15/99                150,000        151,999
--------------------------------------------------------------
                                                     3,217,968
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.22%

Boeing Co., Notes, 6.625%, 06/01/05   1,500,000      1,572,660
--------------------------------------------------------------

FOODS-0.35%

Campbell Soup Co., Unsec. Notes,
  4.75%, 10/01/03                     2,600,000      2,555,332
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.41%

CNA Financial Corp., Unsec. Notes,
  6.50%, 04/15/05                     3,000,000      2,990,760
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.43%

Sherwin-Williams Co., Notes, 6.50%,
  02/01/02                            3,000,000      3,099,360
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.42%

Dillard Dept. Stores, Inc., Unsec.
  Notes, 6.30%, 02/15/08              3,000,000      3,015,120
--------------------------------------------------------------
    Total Corporate Notes (Cost
      $43,397,815)                                  44,468,181
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-2.61%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")-0.52%

Pass through certificates
  6.50%, 07/01/01                     2,141,748      2,164,493
--------------------------------------------------------------
  8.00%, 10/01/10                     1,530,209      1,577,064
--------------------------------------------------------------
                                                     3,741,557
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-1.34%

Pass through certificates
  8.50%, 03/01/10                     1,449,332      1,509,567
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         6,152,443      6,238,374
--------------------------------------------------------------
  7.50%, 11/01/26                     1,839,198      1,894,943
--------------------------------------------------------------
                                                     9,642,884
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA")-0.75%

Pass through certificates
  6.50%, 10/15/08                       905,700        927,492
--------------------------------------------------------------
  7.00%, 10/15/08                       952,794        984,055
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ("GNMA")-(CONTINUED)

  6.00%, 11/15/08                    $1,074,971   $  1,088,407
--------------------------------------------------------------
  7.50%, 03/15/26                     2,331,182      2,414,218
--------------------------------------------------------------
                                                     5,414,172
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $18,294,842)                 18,798,613
--------------------------------------------------------------

U.S. TREASURY SECURITIES-10.20%

U.S. TREASURY BONDS-0.73%

  7.625%, 02/15/25                    4,000,000      5,261,561
--------------------------------------------------------------

U.S. TREASURY NOTES-9.47%

  8.75%, 08/15/00                     4,000,000      4,255,521
--------------------------------------------------------------
  7.875%, 08/15/01                    5,000,000      5,397,601
--------------------------------------------------------------
  7.50%, 05/15/02                     3,000,000      3,261,660
--------------------------------------------------------------
  6.25%, 02/15/03                     4,000,000      4,232,800
--------------------------------------------------------------
  7.25%, 05/15/04                     6,000,000      6,724,980
--------------------------------------------------------------
  7.25%, 08/15/04                     2,000,000      2,249,240
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. TREASURY NOTES-(CONTINUED)

  6.50%, 08/15/05                    $7,000,000   $  7,694,050
--------------------------------------------------------------
  9.375%, 02/15/06                    4,000,000      5,101,240
--------------------------------------------------------------
  6.125%, 08/15/07                    6,000,000      6,553,800
--------------------------------------------------------------
  5.50%, 02/15/08                     8,000,000      8,474,320
--------------------------------------------------------------
  9.25%, 02/15/16                     6,000,000      8,609,940
--------------------------------------------------------------
  7.25%, 08/15/22                     4,500,000      5,603,715
--------------------------------------------------------------
                                                    68,158,867
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $68,661,389)                            73,420,428
--------------------------------------------------------------

REPURCHASE AGREEMENT-1.01%(b)

SBC Warburg Dillon Read, Inc.,
  4.75%, 01/04/99 (Cost
  $7,293,570)(c)                      7,293,570      7,293,570
--------------------------------------------------------------
TOTAL INVESTMENTS-98.74%                           711,047,339
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.26%                  9,086,204
--------------------------------------------------------------
NET ASSETS-100.00%                                $720,133,543
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing securities.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviations:

ADR    - American Depositary Receipt
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $505,315,889)                              $711,047,339
---------------------------------------------------------
Receivables for:
  Investments sold                              5,865,395
---------------------------------------------------------
  Capital stock sold                            2,597,804
---------------------------------------------------------
  Interest and dividends                        3,321,795
---------------------------------------------------------
Investment for deferred compensation plan           7,757
---------------------------------------------------------
Other assets                                       15,418
---------------------------------------------------------
    Total assets                              722,855,508
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        616,563
---------------------------------------------------------
  Deferred compensation plan                        7,757
---------------------------------------------------------
Accrued advisory fees                             453,322
---------------------------------------------------------
Accrued operating services fees                    75,761
---------------------------------------------------------
Accrued distribution fees                       1,529,511
---------------------------------------------------------
Accrued directors' fees and expenses               39,051
---------------------------------------------------------
    Total liabilities                           2,721,965
---------------------------------------------------------
Net assets applicable to shares outstanding  $720,133,543
---------------------------------------------------------

NET ASSETS:
Class A                                      $ 46,286,433
=========================================================
Class B                                      $  3,591,573
=========================================================
Class C                                      $670,255,537
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,307,756
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     179,008
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  33,407,634
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      20.06
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.06 divided by
    94.50%)                                  $      21.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.06
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.06
=========================================================


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 11,514,476
---------------------------------------------------------
Dividends (net of $247,098 foreign
  withholding tax)                             10,195,106
---------------------------------------------------------
    Total investment income                    21,709,582
---------------------------------------------------------
EXPENSES:
Advisory fees                                   5,051,593
---------------------------------------------------------
Operating services fees                         2,996,689
---------------------------------------------------------
Distribution fees-Class A                         126,300
---------------------------------------------------------
Distribution fees-Class B                          10,941
---------------------------------------------------------
Distribution fees-Class C                       6,365,011
---------------------------------------------------------
Directors' fees and expenses                        5,841
---------------------------------------------------------
    Total expenses                             14,556,375
---------------------------------------------------------
Less: Fees waived by advisor                   (1,328,869)
---------------------------------------------------------
     Net expenses                              13,227,506
---------------------------------------------------------
Net investment income                           8,482,076
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   59,176,179
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   11,782,197
---------------------------------------------------------
    Net gain from investment securities        70,958,376
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 79,440,452
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  8,482,076   $  9,048,951
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  59,176,179     23,883,293
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities          11,782,197     86,058,520
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        79,440,452    118,990,764
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (693,499)      (246,939)
-----------------------------------------------------------------------------------------
  Class B                                                          (14,661)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (7,001,855)    (8,674,714)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (3,877,358)      (610,538)
-----------------------------------------------------------------------------------------
  Class B                                                         (270,410)            --
-----------------------------------------------------------------------------------------
  Class C                                                      (56,203,971)   (14,999,384)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       21,305,857     24,377,889
-----------------------------------------------------------------------------------------
  Class B                                                        3,715,719             --
-----------------------------------------------------------------------------------------
  Class C                                                       55,402,752     19,575,501
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  91,803,026    138,412,579
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          628,330,517    489,917,938
-----------------------------------------------------------------------------------------
  End of period                                               $720,133,543   $628,330,517
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $510,018,210   $426,093,882
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              938,111        166,050
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     3,445,772      8,121,332
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             205,731,450    193,949,253
-----------------------------------------------------------------------------------------
                                                              $720,133,543   $628,330,517
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid quarterly. On December 31, 1998 additional paid-in capital was increased by $3,500,000 and undistributed net realized gains was decreased by $3,500,000 as a result of equalization credits and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $1,703,905 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through December 31, 1998, AIM voluntarily waived operating services fees in the amount of $1,292,783.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $90,214, $10,941 and $6,365,011, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $36,086 for the Class A shares.
  AIM Distributors received commissions of $33,479 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $100,172 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average daily net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $4,762 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $232,418,225 and $222,893,137, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $222,128,397
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (16,396,947)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $205,731,450
==========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                        1997*
                                                              --------------------------   -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   ------------
Sold:
  Class A                                                      1,076,842   $  22,390,887    1,255,277   $ 24,015,843
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      175,059       3,648,126           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      5,318,582     109,967,149    4,707,789     86,294,017
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        223,596       4,399,200       42,162        821,435
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                       14,140         277,225           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,067,888      60,325,811    1,120,103     21,660,078
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (266,823)     (5,484,230)     (23,298)      (459,389)
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      (10,191)       (209,632)          --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (5,531,566)   (114,890,208)  (4,738,134)   (88,378,594)
--------------------------------------------------------------------------------------------------------------------
                                                               4,067,527   $  80,424,328    2,363,899   $ 43,953,390
====================================================================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

** Class B shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1998.

                                                                    CLASS A(a)             CLASS B
                                                              -----------------------    ------------
                                                               1998        1997(b)           1998
                                                              -------    ------------    ------------
Net asset value, beginning of period                          $ 19.74     $    16.63      $    20.69
------------------------------------------------------------  -------     ----------      ----------
Income from investment operations:
  Net investment income                                          0.39           0.41(c)         0.22
------------------------------------------------------------  -------     ----------      ----------
  Net gains on securities (both realized and unrealized)         2.16           3.63            1.22
------------------------------------------------------------  -------     ----------      ----------
    Total from investment operations                             2.55           4.04            1.44
------------------------------------------------------------  -------     ----------      ----------
Less distributions:
  Dividends from net investment income                          (0.39)         (0.43)          (0.23)
------------------------------------------------------------  -------     ----------      ----------
  Distributions from net realized gains                         (1.84)         (0.50)          (1.84)
------------------------------------------------------------  -------     ----------      ----------
    Total distributions                                         (2.23)         (0.93)          (2.07)
------------------------------------------------------------  -------     ----------      ----------
Net asset value, end of period                                $ 20.06     $    19.74      $    20.06
------------------------------------------------------------  -------     ----------      ----------
Total return(d)                                                 13.26%         24.60%           7.25%
------------------------------------------------------------  -------     ----------      ----------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,286     $   25,151      $    3,592
------------------------------------------------------------  -------     ----------      ----------
Ratio of expenses to average net assets(e)                       1.23%(f)        1.45%          2.00%(f)(g)
------------------------------------------------------------  -------     ----------      ----------
Ratio of net investment income to average net assets(h)          1.99%(f)        2.34%          1.22%(f)(g)
------------------------------------------------------------  -------     ----------      ----------
Portfolio turnover rate                                            34%            17%             34%
------------------------------------------------------------  -------     ----------      ----------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)     The Fund changed investment advisors on August 4, 1997.
(c)     Calculated using average shares outstanding.
(d) Does not deduct sales charges and for periods less than one year is not annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.52% and 1.55% for 1998-1997 for Class A and 2.19% (annualized) for 1998 for Class B.
(f) Ratios are based on average net assets of $36,085,767 and $1,313,596 for Class A and Class B, respectively.
(g)     Annualized.
(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.70% and 2.24%
        for 1998-1997 for Class A and 1.03% (annualized) for 1998 for Class B.

                                                                                    CLASS C(a)
                                                              ----------------------------------------------------------
                                                                1998           1997(b)      1996       1995       1994
                                                              --------         --------   --------   --------   --------
Net asset value, beginning of period                          $  19.74         $  16.63   $  15.66   $  12.63   $  13.54
------------------------------------------------------------  --------         --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.25             0.30(c)     0.30      0.32       0.32
------------------------------------------------------------  --------         --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.14             3.60       1.81       3.09      (0.23)
------------------------------------------------------------  --------         --------   --------   --------   --------
    Total from investment operations                              2.39             3.90       2.11       3.41       0.09
------------------------------------------------------------  --------         --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.23)           (0.29)     (0.29)     (0.32)     (0.31)
------------------------------------------------------------  --------         --------   --------   --------   --------
  Distributions from net realized gains                          (1.84)           (0.50)     (0.85)     (0.06)     (0.69)
------------------------------------------------------------  --------         --------   --------   --------   --------
    Total distributions                                          (2.07)           (0.79)     (1.14)     (0.38)     (1.00)
------------------------------------------------------------  --------         --------   --------   --------   --------
Net asset value, end of period                                $  20.06         $  19.74   $  16.63   $  15.66   $  12.63
------------------------------------------------------------  --------         --------   --------   --------   --------
Total return(d)                                                  12.41%           23.64%     13.61%     27.30%      0.64%
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $670,256         $603,179   $489,918   $399,162   $243,848
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratio of expenses to average net assets                           2.00%(e)(f)      2.20%      2.26%      2.28%      2.25%
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratio of net investment income to average net assets              1.22%(f)(g)      1.59%      1.81%      2.28%      2.32%
------------------------------------------------------------  --------         --------   --------   --------   --------
Portfolio turnover rate                                             34%              17%        26%         5%        36%
------------------------------------------------------------  --------         --------   --------   --------   ---------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19% for 1998.
(f) Ratios are based on average net assets of $636,501,142.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% for 1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Advisor Flex Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Flex Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 1998 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Flex Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      INVESCO Capital Management, Inc.
                                                                                            1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                               Dana R. Sutton                             Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                             A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                      Stuart W. Coco                             Houston, TX 77210-4739
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                        CUSTODIAN
Formerly Member                                  Melville B. Cox
of the U.S. House of Representatives             Vice President                             State Street Bank and Trust Company
                                                                                            225 Franklin Street
Carl Frischling                                  Karen Dunn Kelley                          Boston, MA 02110
Partner                                          Vice President
Kramer, Levin, Naftalis & Frankel                                                           COUNSEL TO THE FUND
                                                 Jonathan C. Schoolar
Robert H. Graham                                 Vice President                             Ballard Spahr
President and Chief Executive Officer                                                       Andrews & Ingersoll, LLP
A I M Management Group Inc.                      Renee A. Friedli                           1735 Market Street
                                                 Assistant Secretary                        Philadelphia, PA 19103
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.:     P. Michelle Grace                          COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for            Assistant Secretary
the Aging; and member of the Board of Director                                              Kramer, Levin, Naftalis & Frankel
Metropolitan Transportation Authority of         Jeffrey H. Kupor                           919 Third Avenue
New York State                                   Assistant Secretary                        New York, NY 10022

Lewis F. Pennock                                 Nancy L. Martin                            DISTRIBUTOR
Attorney                                         Assistant Secretary
                                                                                            A I M Distributors, Inc.
Ian W. Robinson                                  Ofelia M. Mayo                             11 Greenway Plaza
Consultant; Formerly Executive                   Assistant Secretary                        Suite 100
Vice President and                                                                          Houston, TX 77046
Chief Financial Officer                          Lisa A. Moss
Bell Atlantic Management                         Assistant Secretary                        AUDITORS
Services, Inc.
                                                 Kathleen J. Pflueger                       KPMG LLP
Louis S. Sklar                                   Assistant Secretary                        700 Louisiana
Executive Vice President                                                                    Houston, TX 77002
Hines Interests                                  Samuel D. Sirko
Limited Partnership                              Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Flex Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.4906, $0.3346 and $0.3346 per share, respectively, during the Fund's tax year ended December 31, 1998. Of these amounts, 74.25% is eligible for the dividends received deduction for corporations.
  The Fund also distributed long-term capital gains of $60,426,809 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 32.98% was derived from U.S. Treasury obligations.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $109
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.2 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM European Development Fund          corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM International Equity Fund          as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM Japan Growth Fund(2)                  The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM New Pacific Growth Fund(2)         10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                                                               assets under management, according to Strategic
                                                                                  Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                 AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                          GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund(2), (C)               AIM Global Growth & Income Fund(2)
AIM Charter Fund                           AIM Global Utilities Fund

INCOME FUNDS                               GLOBAL INCOME FUNDS
AIM Floating Rate Fund(2)                  AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund                        AIM Global Government Income Fund(2)
AIM High Yield Fund II                     AIM Global Income Fund
AIM Income Fund                            AIM Strategic Income Fund(2)
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund         THEME FUNDS
                                           AIM Global Consumer Products and Services Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Financial Services Fund(2)
AIM High Income Municipal Fund             AIM Global Health Care Fund(2)
AIM Municipal Bond Fund                    AIM Global Infrastructure Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Resources Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Telecommunications Fund(2)
                                           AIM Global Trends Fund(2), (E)
MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.